EXHIBIT 99.1
PROSPECTUS SUPPLEMENT                                 REGISTRATION NO. 333-37980
(To Prospectus dated July 11, 2003)






                           [MARKET 2000+ HOLDRS LOGO]


                        1,000,000,000 Depositary Receipts
                         Market 2000+ HOLDRS (SM) Trust

    This prospectus supplement supplements information contained in the prospectus dated July 11, 2003 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS (SM) Trust.

    The share amounts specified in the table on pages 9 and 10 of the base prospectus shall be replaced with the following:

                                                          Share       Primary
                       Name of Company           Ticker  Amounts  Trading Market
    Agere Systems Inc. Class A                   AGR.A   .043117       NYSE
    Agere Systems Inc. Class B                   AGR.B   .058252       NYSE
    American International Group, Inc.            AIG       2          NYSE
    Astrazeneca p.l.c. *                          AZN       4          NYSE
    AT&T Corp.                                     T       1.2         NYSE
    AT&T Wireless Services, Inc.                  AWE    1.9308        NYSE
    AVAYA Inc.                                     AV    0.3333        NYSE
    BellSouth Corporation                         BLS       5          NYSE
    BP p.l.c. *                                    BP       3          NYSE
    Bristol-Myers Squibb Company                  BMY       3          NYSE
    BT Group p.l.c.                               BTY       2          NYSE
    Cisco Systems, Inc.                           CSCO      3         NASDAQ
    Citigroup Inc.                                 C        3          NYSE
    Comcast Corporation                           CMSA    1.941       NASDAQ
    The Coca-Cola Company                          KO       3          NYSE
    Dell Inc                                      DELL      5         NASDAQ
    Deutsche Telekom AG *                          DT       5          NYSE
    Eli Lilly and Company                         LLY       2          NYSE
    EMC Corporation                               EMC       2          NYSE
    Exxon Mobil Corporation                       XOM       4          NYSE
    France Telecom *                              FTE       2          NYSE
    General Electric Company                       GE       3          NYSE
    GlaxoSmithKline p.1.c.                        GSK       3          NYSE
    Hewlett-Packard Company                       HPQ       4          NYSE
    Home Depot, Inc.                               HD       4          NYSE
    Intel Corporation                             INTC      2         NASDAQ
    International Business Machines Corporation   IBM       2          NYSE
    JDS Uniphase Corporation                      JDSU      2         NASDAQ
    Johnson & Johnson                             JNJ       4          NYSE
    LM Ericsson Telephone Company *              ERICY     0.9        NASDAQ
    Lucent Technologies Inc.                       LU       4          NYSE
    McDATA Corporation                           MCDTA   0.07361      NASDAQ
    Medco Health Solutions(1)                     MHS    0.3618        NYSE
    Merck & Co., Inc.                             MRK       3          NYSE
    Microsoft Corporation                         MSFT      6         NASDAQ
    mmO2 p.l.c.                                   OOM       2          NYSE
    Morgan Stanley Dean Witter & Co.              MWD       2          NYSE

                                                   (continued on following page)

                                                         Share       Primary
                      Name of Company           Ticker  Amounts   Trading Market
    Nippon Telegraph and Telephone Corporation *  NTT       3          NYSE
    Nokia Corp. *                                 NOK       4          NYSE
    Nortel Networks Corporation                    NT       2          NYSE
    Novartis AG *                                 NVS       5          NYSE
    Oracle Corporation                            ORCL      4         NASDAQ
    Pfizer Inc.                                   PFE       4          NYSE
    Qwest Communications International Inc.        Q        4          NYSE
    Royal Dutch Petroleum Company  *               RD       3          NYSE
    SBC Communications Inc.                       SBC       4          NYSE
    Sony Corporation *                            SNE       2          NYSE
    Sun Microsystems, Inc.                        SUNW      4         NASDAQ
    Syngenta AG                                   SYT    1.03860       NYSE
    Texas Instruments Incorporated                TXN       3          NYSE
    Time Warner Inc.                              TWX       6          NYSE
    Total Fina Elf S.A. *                         TOT       2          NYSE
    Toyota Motor Corporation *                     TM       2          NYSE
    Travelers Property Casualty Corp Class A      TAPa  0.1296129      NYSE
    Travelers Property Casualty Corp Class B      TAPb  0.2662968      NYSE
    Verizon Communications                         VZ       4          NYSE
    Viacom Inc.-Ci B                             VIA.B      3          NYSE
    Vodafone Airtouch p.l.c. *                    VOD       5          NYSE
    Wal-Mart Stores Inc.                          WMT       4          NYSE
    Zimmer Holdings, Inc.                         ZMH      0.3         NYSE

     ------------------------------------------
     * The securities of these non-U.S. companies trade in the United States as American Depositary Receipts. Please see "Risk Factors" and "United States Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

     (1) As of August 25, 2003, as a result of the spin-off of Medco Health Solutions from Merck & Co., Medco Health Solutions will be included in Market 2000+ HOLDRS. As of August 25, 2003, 0.3618 shares of Medco Health Solutions are included in each round-lot of 100 Market
          2000+ HOLDRS.

     The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is September 30, 2003.


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